Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Lottery.com Inc. (the “Company”) on Form 10Q/A for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Matthew McGahan, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: September 3, 2024	By:	/s/ Matthew McGahan
Matthew McGahan
Chief Executive Officer
(Principal Executive Officer)